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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                FEBRUARY 28, 2001
                                (Date of report)

                                FEBRUARY 20, 2001
                        (Date of earliest event reported)




                                   INTUIT INC.
             (Exact Name of Registrant as Specified in its Charter)

    DELAWARE                                 000-21180                               77-0034661
(State or other                       (Commission File Number)                    (I.R.S. Employer
Jurisdiction of                                                                 Identification No.)
 Incorporation)

                               2535 GARCIA AVENUE
                             MOUNTAIN VIEW, CA 94043

                    (Address of Principal Executive Offices)
                                   (Zip Code)



       Registrant's telephone number, including area code: (650) 944-6000


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ITEM 5. OTHER EVENTS.

     PRESS RELEASE ANNOUNCING SECOND QUARTER RESULTS

     On February 20, 2001, Intuit Inc. (the "Company" or "Intuit") announced its financial results for the fiscal quarter ended January 31, 2001.

     Intuit reported revenue of $457.6. million for its second quarter of fiscal 2001, an increase of 8% compared to $425.5 million in the same quarter a year ago. The Company reported net income for the quarter of $26.6 million, or $0.12 per share, which included net pre-tax losses on marketable securities and other investments of $71.9 million. In the year ago quarter, Intuit reported net income of $57.3 million, or $0.27 per share, which included $2.8 million in net pre-tax losses on marketable securities and other investments.



                          (Financial statements follow)


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                                   INTUIT INC.
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)
                                   (Unaudited)

                                                              THREE MOS. ENDED JANUARY 31,          SIX MOS. ENDED JANUARY 31,
                                                                 2000              2001                2000            2001
                                                              ----------         ---------          ---------        ---------
Net revenue                                                   $ 425,499          $ 457,560          $ 602,427        $ 645,082
Costs and expenses:
 Cost of goods sold
     Product and service                                         93,066            103,819            149,506          170,713
     Amortization of purchased software and other                 2,489              3,858              4,921            6,845
 Customer service and technical support                          47,657             46,134             81,958           78,530
 Selling and marketing                                           86,110             85,567            156,015          146,667
 Research and development                                        44,038             54,599             85,750          102,477
 General and administrative                                      23,327             25,914             44,819           53,697
 Charge for purchased research and development                       --              --                 1,312               --
 Amortization of acquisition costs                               46,216             43,074             83,306           82,753
 Reorganization costs                                                --              --                 3,500               --
                                                               ---------         ----------          ---------        ---------
 Total costs and expenses                                       342,903           362,965             611,087          641,682
                                                               ---------         ----------          ---------        ---------
Income (loss) from operations                                    82,596            94,595              (8,660)           3,400
Interest and other income and expense, net                        6,988            16,548              15,465           32,666
Losses on marketable securities and other investments,           (2,800)          (71,935)            (20,110)         (75,803)
net
Gain on divestiture                                                  --             1,639                  --            1,639
                                                               ---------         ----------          ---------        ---------
Income (loss) before income tax, minority interest and
  cumulative effect of accounting change                         86,784            40,847             (13,305)         (38,098)
Income tax provision (benefit)                                   29,582            14,188              (4,587)         (16,728)
Minority interest                                                   (90)               97                (149)             147
                                                               ---------         ----------          ---------        ---------
Income (loss) before cumulative effect of accounting             57,292            26,562              (8,569)         (21,517)
change
Cumulative effect of accounting change, net of taxes of              --                --                  --
$9,543                                                                                                                  14,314
                                                               ---------         ----------          ---------        ---------
Net income (loss)                                             $  57,292        $    26,562          $  (8,569)       $  (7,203)
                                                               =========         =========           =========        =========

Basic net income (loss) per share before
  cumulative effect of accounting change                         $ 0.29             $ 0.13             $(0.04)         $ (0.10)

Cumulative effect of accounting change                            --                    --                 --             0.07
                                                               ---------         ----------          ---------        ---------
Basic net income (loss) per share                                $ 0.29             $ 0.13            $ (0.04)         $ (0.03)
                                                               =========         =========           =========        =========
Shares used in per share amounts                               195,935             207,594            192,285          206,661
                                                               =========         =========           =========        =========

Diluted net income (loss) per share before
  cumulative effect of accounting change                         $ 0.27             $ 0.12            $(0.04)          $ (0.10)

Cumulative effect of accounting change                            --                    --                --              0.07
                                                               ---------         ----------          ---------        ---------
Diluted net income (loss) per share                              $ 0.27             $ 0.12           $ (0.04)          $ (0.03)
                                                               =========         =========           =========        =========
Shares used in per share amounts                                209,566            215,927           192,285           206,661
                                                               =========         =========           =========        =========

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                                   INTUIT INC.
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 (In thousands)

                                                                   JULY 31,        JANUARY 31,
                                                                    2000              2001
                                                              ----------------   ----------------
                               ASSETS                                              (unaudited)
Current assets:
 Cash and cash equivalents                                       $  416,953         $  377,407
 Short-term investments                                           1,050,220          1,099,792
 Marketable securities                                              225,878            168,871
 Accounts receivable, net                                            67,420            253,659
 Prepaid expenses and other current assets                          368,323            414,783
                                                                 ----------         ----------
     Total current assets                                         2,128,794          2,314,512
Property and equipment, net                                         167,707            184,461
Goodwill and intangibles, net                                       438,878            542,744
Investments                                                          31,160             24,798
Other assets                                                        112,363            112,614
                                                                 ----------         ----------
Total assets                                                     $2,878,902         $3,179,129
                                                                 ==========         ==========

                LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                                $   79,145         $  118,234
 Escrow liabilities                                                  32,077             66,732
 Deferred revenue                                                   107,578            143,215
 Income tax payable                                                 110,743             52,881
 Deferred income taxes                                               53,934             54,403
 Other current liabilities                                          423,360            509,644
                                                                 ----------         ----------
     Total current liabilities                                      806,837            945,109
Long-term obligations                                                   538             18,786
Minority interest                                                       238                385
Commitments and contingencies
Stockholders' equity                                              2,071,289          2,214,849
                                                                 ----------         ----------
Total liabilities and stockholders' equity                       $2,878,902         $3,179,129
                                                                 ==========         ==========


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 28, 2001                INTUIT INC.



                                       By: /s/ Greg J. Santora
                                           ----------------------------
                                           Greg J. Santora
                                           Senior Vice President and
                                           Chief Financial Officer

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